                                                                  EXHIBIT 10.47



                               AMENDMENT NO. 6 TO
                          LOAN AND SECURITY AGREEMENT



            AMENDMENT NO. 6, dated as of August 31, 1998, to the LOAN AND SECURITY AGREEMENT, dated as of March 28, 1997, as amended by the FIRST AMENDMENT dated as of April 10, 1997, the SECOND AMENDMENT dated as of July 1, 1997, the THIRD AMENDMENT dated as of August 1, 1997, the FOURTH AMENDMENT dated as of November 22, 1997 and the FIFTH AMENDMENT dated as of July 10, 1998 (as so amended, the "Loan and Security Agreement"), between FOOTHILL CAPITAL CORPORATION, a California corporation, with a place of business located at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025-3333, and DORSEY TRAILERS, INC., a Delaware corporation, with its chief executive offices located at 2727 Paces Ferry Road, One Paces Ferry West, Suite 1700, Atlanta, Georgia 30339.


                                    Preamble

            The Borrower has requested Foothill to amend the Loan and Security Agreement to provide for an overadvance not to exceed $2,000,000 through and including December 31, 1998. Accordingly, the Borrower and Foothill hereby agree as follows:

            1. Definitions. All terms used herein which are defined in the Loan and Security Agreement and not otherwise defined herein are used herein as defined therein.

            2. Section 1.1 of the Loan and Security Agreement. Section 1.1 of the Loan and Security Agreement is hereby amended and restated as follows:

            (a) EBTDA. The definition of "EBTDA" is hereby added to read as follows:

                  "EBTDA" shall mean, with respect to any fiscal period of
            Borrower, an amount equal to the sum for such fiscal period of (i) Net Income, plus (ii) provision for taxes based on income, plus
            (iii) depreciation, amortization and other non-cash charges."

            (b) Overadvance Amount. The definition of the term "Overadvance Amount" is hereby amended in its entirety to read as follows:

                  "Overadvance Amount" means (i) $2,000,000, from September 1,
            1998 through and including December 31, 1998, and (ii) $0.00, after December 31, 1998; provided, however, if at any time the Borrower shall hold less than 180 units of Designated Work In Process Trailer Inventory, Foothill may in its sole discretion reduce the Overadvance Amount in whole or in part."

            3. Section 2.10 of the Loan and Security Agreement. Section 2.10(g) of the Loan and Security Agreement is hereby amended in its entirety to read as follows:

                  "(g) Overadvance Fee. The Borrower shall pay to Foothill a non-refundable fee of $30,000 on October 1, 1998, November 1, 1998, and December 1, 1998, which fee is earned in full on the date of each respective payment thereof. If, on any day after December 31, 1998, an Overadvance exists, at the election of Foothill, the Borrower will pay Foothill a fee equal $1,000 per day for each day that an Overadvance exists."

            4. Section 7.20 of the Loan and Security Agreement. Section 7.20 of the Loan and Security Agreement is hereby amended by adding the following Subsection (c) to the end of Section 7.20.

                  (c) EBTDA. EBTDA for each period of two consecutive preceding months on the date set forth below of at least the amount set forth opposite such date.


                  Two Month Period Ending       EBTDA
                  -----------------------       -----
                  October 31, 1998              $600,000

                  December 31, 1998             $750,000


            5. Conditions. This Amendment shall become effective only upon satisfaction in full of the following conditions precedent (the first date upon which all such conditions have been satisfied being herein called the "Effective Date"):

            (a) The representations and warranties contained in this Amendment and in Section 5 of the Loan and Security Agreement and each other Loan Document shall be correct on and as of the Effective Date as though made on and as of such date (except where such representations and warranties relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date); no Default or Event of Default shall have occurred and be continuing on the Effective Date or result from this Amendment becoming effective in accordance with its terms.

            (b) Foothill shall have received a counterpart of this Amendment, duly executed by the Borrower.

            (c) The Borrower shall pay to Foothill a non-refundable fee of $30,000, which fee is earned in full on the date hereof.

            (d) All legal matters incident to this Amendment shall be satisfactory to Foothill and its counsel.

            5. Representations and Warranties. The Borrower hereby represents and warrants to Foothill as follows:

            (a) The Borrower (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and (ii) has all requisite corporate power, authority and legal right to execute, deliver and perform this Amendment, and to perform the Loan and Security Agreement, as amended hereby.

            (b) The execution, delivery and performance of this Amendment by the Borrower, and the performance by the Borrower of the Loan and Security Agreement, as amended hereby (i) have been duly authorized by all necessary corporate action, (ii) do not and will not contravene its charter or by-laws or any applicable law, and (iii) except as provided in the Loan Documents, do not and will not result in the creation of any Lien upon or with respect to any of its respective properties.

            (c) This Amendment and the Loan and Security Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with its terms.

            (d) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required in connection with the due execution, delivery and performance by the Borrower of this Amendment and the performance by the Borrower of the Loan and Security Agreement as amended hereby.

            (e) The representations and warranties contained in Section 7 of the Loan and Security Agreement and each other Loan Document are correct on and as of the Effective Date as though made on and as of the Effective Date (except to the extent such representations and warranties expressly relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date), and no Default or Event of Default has occurred and is continuing on and as of the Effective Date or will result from this Amendment becoming effective in accordance with its terms.

            6. Continued Effectiveness of the Loan and Security Agreement and Loan Documents. The Borrower hereby (i) confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Effective Date of this Amendment all references in any such Loan Document to "the Loan and Security Agreement", the "Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Loan and Security Agreement shall mean the Loan and Security Agreement as amended by this Amendment; and (ii) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to Foothill, or to grant a security interest in or Lien on, any collateral as security for the obligations of the Borrower from time to time existing in respect of the Loan and Security Agreement and the Loan Documents, such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects.

            7.    Miscellaneous.

            (a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

            (b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

            (c) This Amendment shall be governed by, and construed in accordance with, the laws of the State of California.

            (d) The Borrower will pay on demand all reasonable fees, costs and expenses of Foothill in connection with the preparation, execution and delivery of this Amendment including, without limitation, reasonable fees disbursements and other charges of Schulte Roth & Zabel LLP, counsel to Foothill.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered.



                             DORSEY TRAILERS, INC.,
                             a Delaware corporation


                              By: /s/ Kurt Herbst
                                 -----------------------------------------
                                   Title: Vice President - Finance



                              FOOTHILL CAPITAL CORPORATION,
                              a California corporation


                             By: /s/ Victor Barwig
                                ------------------------------------------
                                   Title: Vice President